                                                                    EXHIBIT 10.9


                        TERMINATION AND LICENSE AGREEMENT

            This Termination and License Agreement, dated as of December 27, 2001 (the "Agreement"), is made by and between Exchange Applications, Inc., a Delaware corporation ("Xchange"), and Carreker Corporation, a Delaware corporation ("Carreker") (Xchange and/or Carreker may be individually referred to herein as a "Party" or, collectively, the "Parties").

            WHEREAS, the Parties entered into that certain Xchange Reseller Agreement dated March 31, 2001 (as amended, the "Xchange Reseller Agreement"), that certain Master Agreement for Professional Services dated June 13, 2001, and that certain Software License and Services Agreement dated March 31, 2001 (collectively the "Xchange/Carreker Agreements") wherein, among other things, Carreker was appointed as a reseller of Xchange's customer solution suite known as EnAct (as defined below); and

            WHEREAS, the Parties desire to terminate the Xchange/Carreker Agreements and to provide for certain other rights and obligations of the Parties, all as set forth herein.

            NOW THEREFORE, in consideration of the premises, the mutual covenants and obligations set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1.

      1.1 On or before December 31, 2001, Carreker shall make a non-refundable payment to Xchange of one million five hundred forty thousand dollars ($1,540,000) for the fees then due under the Xchange Reseller Agreement which shall represent final payment of all obligations due and owing under that agreement, except for any obligations that are, or may come to be, due and owing pursuant to Sections 3.4, 10.1 and/or 10.2 thereof. Such payment shall be made by wire transfer of immediately available funds and such payment shall be received by Xchange no later than 11:00 AM EST on December 31, 2001. Upon execution of this Agreement, Xchange shall pay to Carreker the total outstanding amounts listed in Schedule 1 hereto.

      1.2   Subject to Xchange's receipt of the payment by Carreker set forth in
Section 1.1, the Xchange/Carreker Agreements shall be hereby terminated as of December 31, 2001 in all respects and shall have no further force or effect, except as set forth in the last sentence of this Section 1.2. Effective as of December 31, 2001, the Parties hereby, except as set forth in the last sentence of this Section 1.2, mutually release, acquit and discharge each other and each of the other's officers, owners, directors, employees and agents and against any and all known or unknown, direct, indirect, special, incidental, consequential, exemplary, multiple, incidental, liquidated or unliquidated, actions, causes of action, chooses in action, suits, debts, dues, damages, liabilities, accounts, bonds, covenants, contracts, claims, demands or other obligations whatsoever, in law or in equity, which either Party ever had, now has or hereafter shall or may have by reason of or in any way arising out of any cause, matter or thing whatsoever with respect to the Xchange/Carreker Agreements. Except as set forth in the last sentence of this Section 1.2, each of the parties hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any action or proceeding of any kind against the other Party based on any matter which is the subject of the immediately preceding sentence. Upon the reasonable request of the other Party, each Party agrees to execute and deliver any and all additional documents and instruments that are or may be necessary and/or desirable to effectuate the provisions of this Section 1.2. Notwithstanding the foregoing provisions of this Section 1.2, however, the provisions of Sections 3.4, 10.1 and 10.2 of the Xchange Reseller Agreement shall survive.

      1.3 On or before December 31, 2001 Carreker shall, and hereby agrees to, voluntarily dismiss with prejudice that certain Plaintiff's Original Petition filed by Carreker against Xchange (and certain other parties) in District Court of Dallas County, Texas on November 13, 2001 (Case No. DL 9885).

      1.4 Subject to Section 2.5, upon execution of this Agreement and until the License (as defined below) is terminated, Xchange agrees not to renew, revise, or extend any agreements, or enter into any new agreements, with customers for EnAct in the Financial Services Market (as defined below).

      1.5   Subject to Xchange's receipt of the payment by Carreker set forth in
Section 1.1, Xchange shall transfer to Carreker all of its right, title and interest in and to the equipment listed in Schedule 3 hereto (the "Equipment") on December 31, 2001. Xchange shall make all such Equipment available to Carreker at its current location(s) and Carreker shall be responsible for all delivery arrangements with respect thereto. The risk of loss with respect to all the Equipment shall pass to Carreker immediately upon the date hereof. From the execution of this Agreement until the delivery of the Equipment to Carreker (but in no event more than one month after the execution of this Agreement), Xchange shall take commercially reasonable efforts to ensure that the Equipment is not damaged or otherwise impaired. THE EQUIPMENT IS TRANSFERRED BY XCHANGE "AS IS" WITHOUT WARRANTY OF ANY KIND. XCHANGE HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN WITH RESPECT TO THE EQUIPMENT INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL XCHANGE BE LIABLE FOR DIRECT SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL, TORT OR OTHER DAMAGES, INCLUDING WITHOUT LIMITATION ANY DAMAGES RESULTING FROM OR IN ANY WAY RELATED TO THE EQUIPMENT, EVEN IF XCHANGE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER ANY REMEDY HEREIN FAILS OF ITS ESSENTIAL PURPOSE.

SECTION 2.

      2.1 Subject to the receipt of the payment by Xchange from Carreker pursuant to Section 1.1 and the other the provisions of this Agreement, Xchange hereby grants to Carreker an irrevocable, nonexclusive, royalty free, perpetual license (the "License") in and to all versions of EnAct (as defined below), including, without limitation, the right to use, develop, modify, enhance, copy, distribute, and sublicense EnAct, such License to take effect as of December 31, 2001. Subject to all end-user licenses and other end-user agreements currently in effect, to the HP Agreements (as defined below) and to Section 2.5, the grant of the License shall be exclusive in the Financial Services Market (as defined below). Carreker may, pursuant to the License, employ EnAct in the development of software programs and products, including, but not limited to, products having the same look, feel, and functionality as EnAct or products which may be competitive with EnAct and which would constitute infringement but for the license granted herein without accounting to or compensating Xchange in any way. Xchange hereby acknowledges and agrees that Carreker shall own all proprietary rights, including without limitation patent, copyright and trade secret rights in and to any derivative work created as a result of this License and Xchange shall not acquire any rights, express or implied, to such derivative work. Carreker may, pursuant to the License, market, sell, license, sublicense or otherwise distribute EnAct without obligation to Xchange other than as set forth in this Agreement and may eliminate all reference to Xchange in any software or documentation of EnAct. The term "HP Agreements" means the following agreements: Action Systems Certification and Reseller Agreement by and between Action Systems Inc. and Hewlett-Packard Company dated September 30, 1998; Agreement dated October 1, 1999 by and between Action Systems, Inc., Hewlett-Packard and HP-Brazil; Agreement dated February 1, 2000 by and between Action Systems, Inc. and Hewlett-Packard Brazil; Letter Agreement dated February 2, 2000 by and between Hewlett Packard and Action Systems, Inc.; Master Agreement for Professional Services dated August 14, 2000 by and between Xchange and HSBC Bank Brasil S.A.

      2.2 Xchange shall, on or before January 1, 2002, deliver to Carreker (a) one copy of the following materials (in machine readable form): source code, database scripts, object code and version control repositories for each version of EnAct, both generic and client specific (if and to the extent that client specific materials are reasonably available), that is currently in development or has been commercially released and (b) one electronic copy (or one written copy if only available in written form) of all EnAct documentation and/or courseware that has not previously been delivered to Carreker (if reasonably available).

      2.3 Xchange may terminate the License immediately upon written notice if Carreker fails to meet its obligations set forth in Sections 1.1 or 1.3.

      2.4 As long as the License is in effect, but subject to Section 2.5, Xchange agrees not to distribute any Restricted Products and Services (as defined below) to the Financial Services Market. The term "Restricted Products and Services" means (a) products or services created by Xchange after the date hereof into which Xchange incorporates any component of EnAct, (b) products or services of Xchange that exist, or are currently in development, on the date hereof, into which Xchange incorporates any component of Enact after the date hereof and (c) products or services of Xchange into which Xchange has incorporated substantially all of the components of EnAct. Notwithstanding the foregoing, the term "Restricted Products" shall not include any products or services into which Xchange incorporates or has incorporated any component of EnAct if such incorporated component was incorporated into or included within another Xchange product or service (other than EnAct) prior to the date hereof. For purposes hereof, the term "incorporates (or incorporated) any component of EnAct" means the inclusion of any component of the Software, Documentation or Methodologies of EnAct in a manner which would constitute copyright infringement of EnAct under Title 17 of the United States Code (the "Copyright Act"), provided that such term shall not include any such inclusion if (a) the component is, or is based upon or derived from, material, ideas or concepts in the public domain and therefore not protected under the Copyright Act, (b) the component in question is insubstantial in amount and/or value and/or (c) the inclusion of such component was not done knowingly. Notwithstanding the foregoing sentence, if any such inclusion was not done knowingly and the product or service in question is distributed to the Financial Services Market (and (a) and/or (b) of foregoing sentence do not apply), Xchange shall use reasonable commercial efforts to remove the component in question from the applicable product or service for the Financial Services Market but Xchange shall not otherwise be liable to Carreker therefor.

      2.5 Notwithstanding anything in this Agreement that may be to the contrary, this Agreement is not intended to, and shall not, restrict or prevent Xchange from performing maintenance, development, support and/or any other services pursuant to existing contracts for end users of EnAct.

      2.6 The term "EnAct" means the Xchange EnAct customer relations management solution suite described in Schedule 2, but only as described on
Schedule 2. The term "Financial Services Market" means institutions that provide Banking Services to businesses and/or individuals; provided, however, that if any such institution provides services and products other than Banking Services and Banking Services are not its primary business, the institution must have total Banking Services assets or Banking Services assets under management in excess of ten billion dollars ($10,000,000,000). Except as set forth in the immediate following sentence, in no event shall the Financial Services Market include institutions that only provide brokerage, investment banking or services other than Banking Services. In addition, the term Financial Services Market shall also include NRMA, Standard Bank-Insurance, Axa (fka Equitable), First National Bank Insurance, Liberty Life, NEDCOR Insurance, Scottish Widows, Royal & Sun Alliance, Thomas Cook, Cigna, Dreyfus, Farm Credit Corp., and Saskatchewan Wheat Pool. The term "Banking Services" means loans, checking, savings and other deposit account services or trust services.

SECTION 3.

      3.1 Carreker acknowledges that it may come into possession of Confidential Information (as defined below) of Xchange, and that such Confidential Information may be used by Carreker solely for the purposes permitted by this Agreement. All Confidential Information shall be received and held in confidence by Carreker, subject to the provisions of this Agreement. Carreker acknowledges that it will not obtain any rights of any sort in or to the Confidential Information as a result of such disclosure and that any such rights must be the subject of separate written agreement(s). Carreker shall take all reasonable steps, including at least steps fully commensurate with those employed by Carreker for the protection of its own Confidential Information of like importance, to protect the Confidential Information. Nothing herein shall prevent Carreker from disclosing all or part of the Confidential Information as necessary pursuant to the lawful requirement of a governmental agency or when disclosure is required by operation of law; provided, however, that prior to any such disclosure Carreker shall (i) promptly notify Xchange in writing of such requirement to disclose and (ii) cooperate fully with Xchange in protecting against any such disclosure or obtaining a protective order. Any information so disclosed shall continue to be treated as Confidential Information hereunder.

      3.2 "Confidential Information" means all proprietary and confidential information of Xchange that has been designated as confidential, including without limitation trade secrets, technical information, business information, sales information, customer and potential customer lists, sales plans, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, data, processes and other trade secrets and proprietary ideas or information, whether or not protectable under patent, trademark, copyright or other intellectual property laws except any portion thereof which Carreker can prove was: (a) known to Carreker, before receipt thereof under this Agreement or the Xchange Reseller Agreement; (b) disclosed to Carreker by a third person who is under no obligation of confidentiality with respect to such information and who otherwise has a right to make such disclosure; or (c) or becomes generally known through no fault of Carreker. Carreker hereby acknowledges that all software, documentation and other materials and components of EnAct, including without limitation the items identified in Schedule 2 that qualify as Confidential Information pursuant to the immediate preceding sentence, are hereby, or have been, designated by Xchange as confidential.

SECTION 4.

      4.1 Each Party shall indemnify, defend and hold harmless the other Party (including such other Party's partners, officers, directors, employees, agents and affiliates) from and against any and all expenses (including but not limited to reasonable attorney's fees and costs of investigation and defense), judgments and settlements arising out of or related to any third party claims or actions of breach of contract, negligence or willful misconduct by the indemnifying Party.

      4.2 Xchange shall indemnify, defend and hold harmless Carreker (including Carreker's partners, officers, directors, employees, agents and affiliates) from and against any and all expenses (including but not limited to reasonable attorney's fees and costs of investigation and defense), judgments and settlements arising out of or related to any third party claims or actions of infringement by EnAct, in the form delivered to Carreker under this Agreement, of any now currently existing or now pending patent, copyright or trade secret, except for any claim or action which is the subject of
Section 4.3 below.

      4.3 Carreker shall indemnify, defend and hold harmless Xchange (including Xchange's partners, officers, directors, employees, agents and affiliates) from and against any and all expenses (including but not limited to reasonable attorney's fees and costs of investigation and defense), judgments and settlements arising out of or related to any third party claim or action which arises out of or relates in any way to, in whole or in part:
(i) any addition to or modification of EnAct by Carreker; (ii) the use by Carreker or its customers and/or licensees of a superseded or altered release of EnAct if such claim or action would have been avoided by the use of a current or unaltered release of EnAct; (iii) the combination, operation or use by Carreker or its customers and/or licensees of any component of EnAct furnished under this Agreement with software, hardware or other materials not furnished by Xchange; or (iv) use of EnAct by Carreker or its customers and/or licensees in any manner other than as EnAct is intended, by Xchange, to be used on the date hereof.

      4.4 The rights of either Party (the "Indemnified Party") to the indemnification from the other Party (the "Indemnifying Party") set forth in Sections 4.1, 4.2 or 4.3 above are subject to the Indemnifying Party receiving from the Indemnified Party (a) prompt written notice of any such claim (but failure to give such prompt notice shall only be a disqualification to indemnification to the extent that such failure results in material and permanent prejudice to the defense of the claim), and (b) all reasonable requested assistance, in the defense or settlement of such claim or suit. The Indemnifying Party shall provide reimbursement for out of pocket expenses incurred by the Indemnified Party in providing requested assistance hereunder. The Indemnifying Party shall be given the full and complete authority and control of the defense or any negotiated settlement relative to the subject matter of this Section 4.4; provided that the (i) Indemnified Party shall be entitled to appear, at its own expense, at any hearing or proceeding related thereto and (ii) any settlement or resolution entered into by the Indemnifying Party must completely release the Indemnified Party from all liability related to the claim. In no event shall the Indemnifying Party be responsible for the settlement of any claim entered into by the Indemnified Party unless such Indemnifying Party (x) was given full notice of the terms and conditions of the settlement and (y) has expressed its approval to such settlement in writing.

      4.5 The Parties' respective rights and remedies for the matters described in this Section 4 shall be limited to the indemnification set forth in this Section 4. If any action or claim of the type described in Section 4.2 or 4.3 is commenced or threatened or, in the opinion either Party, is likely to be commenced or threatened, the Party that bears, or would bear, the obligation to provide indemnification pursuant to section 4.2 and 4.3 with respect to such action or claim shall take commercially reasonable efforts to provide and/or procure (but, except for the indemnification provided in Section 4.2 and 4.3, shall not have any liability to the other Party for any failure to so provide and/or procure) a license, right, modification, replacement or other solution to allow the continued use or other exploitation of the intellectual property in question or to otherwise settle, avoid or resolve the claim or action in question. Notwithstanding the foregoing, in the event that an injunction is issued which prevents the use of the intellectual property in question and neither Party is able, after commercially reasonable efforts, to produce a modification or replacement for the infringing intellectual property, the indemnifying Party agrees to use commercially reasonable efforts to obtain, or assist the other Party to obtain, a license on commercially reasonable terms for the infringing intellectual property.

SECTION 5.

      5.1 Each of the Parties hereby represents, warrants and covenants that it has full authority to enter into this Agreement and that the Agreement is its valid and binding obligation.

      5.2 Xchange represents and warrants that it possesses all necessary rights to grant the License; provided, however, that Carreker's sole remedy for any breach of this warranty shall be the indemnification provided in Sections 4.2 and 4.5 above.

      5.3 ENACT IS NOT ERROR-FREE AND IS BEING PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. XCHANGE HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN WITH RESPECT TO ENACT INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, NON-INTERFERENCE WITH ENJOYMENT, ACCURACY, SECURITY, COMPATIBILITY, INTEGRATION, VALIDITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALL WARRANTIES IMPLIED FROM ANY COURSE OF DEALING OR USAGE OF TRADE. CARREKER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY PROVIDED HEREIN NO OTHER WARRANTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT HAVE BEEN MADE TO CARREKER BY OR ON BEHALF OF XCHANGE OR OTHERWISE FORM THE BASIS FOR THE BARGAIN BETWEEN THE PARTIES.

      5.4 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT, INCIDENTAL, CONSEQUENTIAL, TORT OR OTHER DAMAGES (EXCEPT DIRECT DAMAGES), INCLUDING WITHOUT LIMITATION ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS, CLAIMS BY THIRD PARTIES OR LOSS OF BUSINESS ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO ENACT OR THE SUBJECT MATTER OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER ANY REMEDY HEREIN FAILS OF ITS ESSENTIAL PURPOSE. EXCEPT FOR BREACHES OF SECTIONS 4.1, 4.2 AND 4.3, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR DIRECT DAMAGES IN EXCESS OF ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000).

SECTION 6.

      6.1 This Agreement and the Schedules attached hereto set forth the entire agreement between the Parties concerning the subject matter hereof and supersede all other agreements or understandings, written or oral, relating thereto, except for that certain Work Order dated October 28, 2001. No representation, promise, inducement or statement of intention has been made by either Party which is not set forth in this Agreement and neither Party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. No amendment or modification of this Agreement or any provision hereof shall be binding upon any Party hereto unless made in writing and signed by the Parties.

      6.2 This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, legal representatives, and permitted assigns; provided, however, that this Agreement is personal to both Carreker and Xchange.

      6.3 This Agreement may not be assigned or otherwise transferred by either Party to any third party other than as provided herein without the prior written consent of the other Party; provided, however, that the consent of the other Party shall not be required in the event that this Agreement is assigned to a purchaser of all, or substantially all, the assigning Party's assets or equity. Any attempt by either Party to assign or transfer this Agreement, or any of the rights or duties contained herein other than as specifically set forth in this Section 6.3 shall be void.

      6.4 This Agreement is not intended in any way to create the relationship of employer and employee, independent contractor or principal and agent between Xchange and Carreker and under no circumstances shall Carreker be considered an employee or agent of Xchange. Neither Party shall have the authority to vary, alter or enlarge any of the other Party's obligations hereunder or to make representations, warranties or guarantees on behalf of such other Party.

      6.5 No waiver of any default hereunder shall operate as a waiver of any other default or of a similar default on a future occasion. No waiver of any term or condition hereof shall be effective unless the same shall be in writing and signed by an authorized representative of the Party waiving such term or condition. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity.

      6.6 Neither Xchange nor Carreker shall be liable for any delays in their performance of any obligations hereunder due to causes beyond its reasonable control, including, but not limited to, fire, strike, war, riots, acts of any civil or military authority, acts of God, unavailability or shortages of materials or equipment, failures or delays in delivery of vendors and suppliers or delays in transportation.

      6.7 Each Party hereto agrees that it will not make any public disclosure of the specific financial terms of this Agreement without the prior written consent of the other Party hereto and neither Party shall use the other Party's name in any marketing, promotional or other materials without the express prior written consent of such other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provisions of this Section 6.7, consent shall not be required in any event if such disclosure is required by applicable law, rule or regulation; provided, however, that with respect to any press release required by any rules or regulations of the Securities and Exchange Commission, the disclosing Party shall provide the other Party with a copy of such release within a reasonable time prior to such disclosure.

      6.8 This Agreement shall be governed by, and construed and enforced with, the substantive law of the State of Delaware, without giving effect to choice of law principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to any of the transactions contemplated by this agreement.

      6.9 The Parties agree that this Agreement is entered into in connection with the compromise, resolution and settlement of the legal proceeding referenced in Section 1.3 above and that such compromise, resolution and settlement shall not be taken as an admission of liability by any Party, but rather, such liability is expressly denied; nor shall this Agreement be admissible in any proceeding or cause of action as an admission of liability against the Parties.

      6.10 Any notices required to be delivered by one Party or another under or in connection with this Agreement shall be deemed sufficiently given if actually received or if sent by certified mail, return receipt requested, to the applicable individual and address indicated below:

            If to Xchange:               Exchange Applications, Inc.
                                         One Lincoln Plaza
                                         89 South Street
                                         Boston, Massachusetts 02111
                                         Attn: President

            If to Carreker:              Carreker Corporation
                                         4055 Valley View Lane,
                                         Suite 1000
                                         Dallas, Texas 75244
                                         Attn: General Counsel


      6.11 In the event that any covenant, condition or other provision herein contained is held to be invalid, void, or illegal by any court of competent jurisdiction, the same shall be deemed to be severable from the remainder of this Agreement and shall in no way affect, impair, or invalidate any other covenant, condition, or other provision herein.

      6.12 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date filed above written.

CARREKER CORPORATION                EXCHANGE APPLICATIONS, INC.


By: John D. Carreker, Jr.           By: F. Daniel Haley
    ---------------------               ---------------

John D. Carreker, Jr., CEO          F. Daniel Haley, CFO
(Name and Title)                    (Name and Title)

                                   SCHEDULE 1

INVOICE #    AMOUNT

17275        $4,500.00

17272       $42,581.30

17271       $28,023.21

16588       $32,473.37

16587       $15,082.95

16586       $ 2,250.00

16585       $17,625.00

PS-1010     $10,673.65

PS-1017      $2,385.80

TOTAL      $155,595.28
=======================

                                   SCHEDULE 2

                                PRODUCT SCHEDULE

            EnAct is defined as the customer relations management product currently marketed by Xchange under that name and consists of (a) the Software ("Software") and Documentation ("Documentation") set forth below and (b) the methodologies (the "Methodologies") disclosed by Xchange to Carreker in the Documentation and Software which Xchange deems necessary for Carreker to deliver the local marketing "best practices" consulting services (the "Consulting Services") as described in the Documentation.

      EnAct is comprised of but not limited to the following:


                                   SOFTWARE
                                   --------

ENACT SOFTWARE VERSIONS - INCLUDING 1.2.x, 1.3.x, 2.2, 2.2.1, 2.2.2, 2.3, 2.3a,
3.0, 3.0.1, 3.1, 3.1.1, ALL

POST-3.1 RELEASES, AND ALL DERIVATIVE WORKS

ENACT SOFTWARE TUTORIAL - TUTORIAL GUIDE: VERSIONS 3.x, 2.x, 1.x

                                DOCUMENTATION
                                -------------
SOFTWARE DOCUMENTATION
----------------------

      User Guides
      Administration Guides
      Installation Manuals
      Troubleshooting Guides
      EnAct Primers
      Release Notes
      Release Announcements

(to the extent that such software documentation exists)

BUILDING INVESTMENT SALES
-------------------------
   Admin Guide
   Facilitator Tool Kit
   Participant Text
   Spines

ENACT
-----
   EnAct Consultant Certification
                  Case Study Material for EnAct Certification
                  Decoders
            EnAct Facilitator Certification
                  EnAct Software Pre-work Practice Sets
                  Fac Cert Agnd Tchbck Assignments
                  Fac Cert Guide for ASI Bus Cons
                  Fac Cert Prog Ldrs FG
            EnAct Software Pre-work Practice Sets
            Participant Materials
            Profiling for Success
            Software Manuals
                  EnAct 2.2 User Training Materials

                  Participant's Guide
   Facilitator Certification Process
            Administrator
            Candidate
   Integration Kit
   Facilitator Materials
            Facilitator Guide, Binder 1
            Facilitator Guide, Binder 2
            Facilitator Presentation
            Facilitator's Notes
      Coach's Workshop Facilitator Guide
            Coaching Presentation
            Facilitator 1
            Facilitator 2
   Participant Materials
            Coaches Tool Kit 1
            Coaches Tool Kit 2
            Manager's Tool Kit
            Market Plan Presentation Tool Kit
            Playbook
   Profiling for Success
            Coach's Tool Kit
            Tool Kit
   Leading Market Competence
                  Coach's Tool Kit
                  Facilitator's Guide
                  Handouts
                  Participant Workbook
                  REACTS Game
                  Tool Kit
Managing Local Markets
   Facilitator Materials
      Coach's Guide
            Coach
          Handouts
            Handouts
          Overheads
            Overheads
      Facilitator Guide
            Facilitator
          Handouts
            Handouts 1
            Handouts 2
      Overheads
            Overheads 1
            Overheads 2
            Overheads
      Sample MAC-IMP Kit
            MAC.IMP Kit
            MAC.IMP
      Technology Transfer
            Facilitator
            Tool Kit
      Wallcharts
            Facilitator Wallcharts

   MLM Materials Other
            Call Center
            Session I
                  Overheads
            Session II
            Session III
            Communication Tools
            Core Tactics
            Executive Constancy Tool Kit
                  Implementation Guidelines
            Facilitator's Certification
            Handouts
                  Session I
                  Session II
                        Quick Study Article
                        Right Article
            Handouts and Articles
                  Connecting Business Goals to SSE Market Plan
                  Connecting Business Handout
                  Customer Roundtable Handout (English)
                  Customer Roundtable Handout
                  Executive Summary Handout
                  Local Market Tactics Handout
            In Store
                  Copy of Facilitator's Guide In Store (English)
                  EnAct In Store
                  Facilitator's Guide In Store (English)
                  Implementation Guide In Store (English)
                  Implementation Guide for EnAct In Store
                  Part Text In Store (English)
                  Part Text for EnAct In Store
   MLM for Product Managers
                  Admin Guide
                  Implementation Guidelines
                  Participant Text
                  Pre-work
   MLM for Support Centers
                  Admin Guide
                  Implementation Guidelines
                  Participant Text
   MLM for Telephone Banking Centers
                  Admin Guide
                  Implementation Guidelines
                  Participant Text
                  Pre-work
   Nuts and Bolts
   Quick-Start Managing Tactical Practices
            Coaches Tool Kit
            Participant Workbook
                  EPS Files
                  Participant Text
                  Tools
   REACTS Game
   Small Units

                  Discarded Parts
                  Handouts
   Streamlined
            MLM.BGuide
                  Session I
                  Session II
                  Session III
            Admin Guide
                  Support
                  Revisions
                  Overheads.Handouts
                  PC Word Docs
            Integration Handouts
                  Session I
                  Session II
            Integration Market Plan
            Year 3 and Beyond
                  Facilitator Guide
                  Participant Text
                  Overheads
   Participant Materials
      Coach's Tool Kit
            Coach's Tool Kit
            Roadmap
      Implementation Guide
            Implement Handout 1
            Implement Handout 2
            Implement Session 1
            Implement Session 2
            Implement Session 3
      Kick-Off Meeting Guide
            Evaluation
            Handout
            Manual
      Mining Local Markets PPT
            Mining
      Nuts and Bolts
            Nuts and Bolts
   Managing Tactical Performance
                  Handouts
                  Playbook
                  Tool Kit
                  District Manager Tool Kit
   Market Management Routines
                  Facilitator's Guide
                  Tool Kit
Relationship Banking
   Program 1 Building Commercial Business
      Administrator
      Handouts
      Participants
      Product Skills
      Skill Card
      Skill Practice A
      Skill Practice B

      Wall Charts
   Program 2 Building Retail Business
      Administrator
      Participants
      Product Profiles
      Skill Guide
      Skill Practice A
      Skill Practice B
      Wall Charts
   Program 3 Managing Business
      Program 3A Managing Commercial Business
            Administrator
            Participant
            Skill Card
            Wall Charts
      Program 3B Managing Retail Business
            Administrator
            Participant
            Skill Card
            Wall Charts
   Program 4 Building Client Relationships
      Program 4A Making Joint Calls
            Administrator
            Participant
            Sample Memo
            Skill Card
            Skill Practice A
            Skill Practice B
            Skill Practice C
            Wall Charts
      Program 4B Maturing the Relationship
            Administrator
            Participant
            Skill Card
            Skill Practice A
            Skill Practice B
            Wall Charts
      Program 4C Negotiating With Clients
            Administrator
            Participant
            Skill Card
            Skill Practice A
            Skill Practice B
            Wall Charts
   Program 5 Enhancing Client Relationships
            Facilitator
            Participant
            Service Profile
            Skill Card
            Wall Charts
            Barriers
            Clarify Needs
            Client Compliants
            Enhancing
            Product Skills

            Relationship Teller
            Relationship Transactions
            Special Explanation
   Program 6 Building Independent Business
      Program 6A Understanding Business Lending (BIB)
            Facilitator 1
            Participant 1
      Program 6B Talking Business with Business (BIB)
            Facilitator 2
            Participant 2
      Program 6C Business Markets and Products (BIB)
            Evaluation
            Facilitator 3
            Participant 3
   Program 7 Building Trust Business
      Program 7A Institutional Trust Administration (BTB)
            Overview
         Administrator Materials
            Administrator
            Overhead
            Wall Charts
         Participant Materials
            Evaluation
            Extra Form
            Participant
            Skill Card
      Program 7B Building Trust Sales (BTB)
          Administrator Materials
            Administrator
            Wall Charts
          Participant Materials
            Evaluation
            Extra Forms
            Participant
            Skill Cards
      Program 7C Personal Trust Administration
                  Summary
            Administrator Materials
                  Administrator
                  Wall Charts
            Participant Materials
                  Evaluation
                  Extra Forms
                  Participant
                  Prework
                  Skill Cards A
                  Skill Cards B
      Program 7D Personal Trust Sales (BTB)
            Administrator Materials
                  Administrator
            Participant Materials
                  Evaluation
                  Extra Forms
                  Participant
                  Skill Card

   Program 8 Market-Driven Sales Management
      Program 8A Market-Driven Sales Management
                  Facilitator
                  Handouts
                  Sales Meeting Kit
                  Sales Management Assessment Survey
                  Tool Kit
                  Wall Charts
      Program 8B Account Management Sales and Service
                  Classroom
                  Leader's
                  Overheads
                  Tool Kit
      Program 8C Proactive Sales and Service
                  Classroom
                  Handouts
                  Leader's
                  Overheads
                  Tool Kit
                  Wall Charts
      Program 8D Responsive Sales and Service
                  Classroom
                  Handouts
                  Leader's
                  Overheads
                  Tool Kit
      Program 8E Responsive Customer Service
                  Classroom
      Program 8F Meeting Client Needs
                  Classroom
                  Handouts
                  Leader's
                  Overheads
      Program 8G Leading Market Management
                  Leading Market Management
                  Handouts
                  Leading Words
      Sales Management Assessment Survey
                  Sales Management Assessment Survey
   Program 9 Strategic Selling
      Program 9A Coaching Sales Performance
            Overview
            Participant
            Pre-session
      Program 9B Making Effective Presentations
            Overview
            Participant
            Pre-session
      Program 9C Strategic Prospecting
            Administrator
            Manager's Prep Packet
            Participant
            Preparation Packet
            Telephone Script

Sales and Sales Management Modules
            Coaches Tool Kit
            Implementation Guide
                  Handouts
                  Mac-Imp
                  Transparencies
            Users Guide
Sales and Service Skills for Office Assistants
       Facilitator Materials
       Participant Tool Kit

Small Business Banking
       Admin Guide
            Handouts
            Overheads
            Wall Charts

Art of Telecontact
       Coach's Tool Kit
       Tool Kit

Winning Referrals
            Coach's Tool Kit
            Participant's Tool Kit

Videos
            Managing Retail Business
            Building Retail Business
            Building Commercial Business
            Maturing the Relationship-Commercial
            Making Joint Calls
            Negotiating with Clients
            Enhancing Client Relationships
            EnAct-Step by Step
            Tom Brown
            Market Competence
            MDSM
            Real People Speak Out
            Delivering on the Promise

CD's
            The Art of TeleContact with Participant's Tool Kit
            Winning Referrals with Participant's Tool Kit
            Profiling for Success with Participant's Tool Kit & Coaches Tool Kit 1+1

Executive Constancy
Putting the R Back in CRM
Delivering on the Promise
MLM-Franchise at Risk
The Organizational Impact of Managing Local Markets
Quarterly review
Value Assessment
Tom Carnes Article
"Quick Study:  PDQ Printing" article

"How To Be Right 95% of The Time" article
Decision Document (Wells)
MLM Coaches Facilitator Guide
MLM Market Guide
MLM Launch Kit (or Guide)
Mini Tool Kit-Bancomer
Team Leader's Tool Kit-Westpac
MLM Organizational Alignment Tool Kit
MLM Technology Transfer Candidate Guide-Standard Bank
Core Issues
Business Banking Sales Training Participant Text (NRMA)
EnAct Manager's Tool Kit In-Store (SunTrust)
EnAct Manager's Tool Kit Non In-Store (Sun Trust)
EnAct Market Plan Presentation Tool Kit In-Store (Sun Trust)
EnAct Performance Banking Playbook (Sun Trust)
EnAct Performance Banking Wall Charts (SunTrust)
EnAct Playbooks In-Store (Sun Trust)
EnAct Coaches Tool Kit In-Store (Sun Trust)
EnAct Regional President's Tool Kit (Sun Trust)
Managing Tactical Performance Coaches Tool Kit (Sun Trust)
Managing Tactical Performance Playbook (F&M)
Managing Tactical Performance District Manager's Tool Kit (F&M)
Managing Tactical Performance Tool Kit (F&M)
Facilitator Certification Process Candidate Guide (Wells)
Market President and Market Area Manager's Tool Kit Store Manager's Tool
 Kit (Wells) District Manager's Tool Kit (Wells)
EnAct Integration Tool Kit (Wells)
Sales Management Process Participant Manual (FCC, Fidelity Investments) Sales Process Training Participant Manual (FCC)
Sales and Service Training for Office Assistants Participant Tool Kit (FCC) Sales and Service Training for Office Assistants Facilitator Guide (FCC) EnAct Quarterly Market Plan Presentation Guides (F&M)
MLM Management Guide (Firstar)
MLM Special Session Overview Booklet (Firstar)
MLM Special Session Overview Sample Data Kit Meeting Client Needs Tool
 Kit (Firstar)
Meeting Client Needs Classroom Guide (Firstar)
Market Driven Sales Tool Kit (Firstar)
Market Driven Sales Classroom Guide (Firstar)
MLM Management Guide (Firstar)
MLM Integrated Market Plan (Firstar)
MLM Branch Guides (Firstar)


MLM Subscriber Services (sold to Standard Bank)
            MLM Refresher-Year 3 and Beyond Participant Text
            MLM Communication Tools
            MLM for Telephone Call Centers Participant Text
            MLM for In-Store Branches Participant Text
            MLM for Smaller Units/Satellites
            REAC Card Game
            Facilitator's Certification MLM Refresher-Year 2
            MLM Refresher-Year 3 and Beyond Facilitator Guide
            MLM for Telephone Call Centers Implementation Guidelines
             Facilitator Guide

            MLM for In-Store Branches Implementation Guidelines Facilitator
             Guide
            Internal Documents
            MLM Executive Constancy Tool Kit

Handouts

            Sun Trust
            Wells
            ExTraCo
      Farm Credit
      Farmers and Mechanics
      Fidelity Investments
      Firstar
      Summit

Support Documents
            Equity Tactic
            Oarpt.1-20-00. OA Report
            Wells at Work
            Sarah Morgan Sylvester VA
            SPRA Cover Letter
      SPRA Branch Manager
      SPRA Marketing Data Manager
      SPRA Marketing Manager
      SPRA Retail Banking Executive
      SPRA Bank Chief Executive Officer
      WA Value Assessment Meeting Agenda
      Best Practices
      Bank Leumi Le
      BankWest VA Final
      Business Consulting Cost Estimate Worksheet
      Integration Meetings with Critical Questions
      Resource Allocation
      Tactic_bp
      VA 6.23.00
      VA letter 2
      Valueassessment
      ValueAssessMtgAgendas
      Wells Fargo Minimums
      WF planning action items 2_19_2000
      Business Consultant Facilitator
      Criteria of Measurements for Success
      Customer Value draft for Wells Napa rev
      EnAct 30 Technical Requirements
      EnAct Circle details ver JC
      EnAct data fields example one year old
      F&M article_long version
      Facilitator Candidate
      How to present the license pricing
      Job descriptions.short
      Old results
      Process overview
      Results report FINAL
      Sales Service Delivery
      Sr Business Consultant 031501
      Subset of overview Chicago

      SunTrust second installation phase
      SunTrusts opportunity cost of waiting
      Westpac Business Case 6-17-99 Liddy

                                   SCHEDULE 3
                                   ----------

                                   EQUIPMENT

              ENACT DEVELOPMENT, MAINTENANCE AND SUPPORT EQUIPMENT

      1- Dell PowerEdge 6100/200
      1- Sun Enterprise 250 Server w/Monitor & Keyboard
      14- Dell XPS R400 PCs
      3- PCs (Unknown Type)
      1- Compaq Monitor V500
      1- Viewsonic Monitor P810
      1- Compaq 35/70 GB DLT
      1- HP 5Si Printer
      1- Nokia VPN-1 Appliance - Firewall
      1- Nortel/Bay Accelar 1100R-B Switch
      1- Cisco 2600 Router
      9-Dell Monitors
      1- Compaq Rack (w/shelves)
      1- Dell PowerVault 205
      1- Box Marked w/Misc. Items
      12- Boxes Marked- Judith Semper
      10- Dell Keyboards
      1- Box w/power supplies & floppies
      8- Boxes Marked - Telephone System
      3- Boxes w/Cables & Books
      2- Black Server Racks
      2- Battery UPS Units (1 - APC & 1-Matrix 5000)
      12- Pairs of Altec PC Speakers
      1 - Dell PowerEdge 1300 (dalinfo1)
      1 - IBM Infinity 500 (devbase1)


              ENACT PRODUCTION EQUIPMENT FOR TRAINING MATERIALS

1 HP Laser Jet 8000N Printer
1 Box of toner for HP Laser Jet 8000N Printer
1 HP Scan Jet ADF Scanner
1 Tektronix Phaser 850
1 box of Black Wax for Tektronix Phaser 850
1 box of Magenta Wax for Tektronix Phaser 850
1 box of Cyan Wax for Tektronix Phaser 850
1 box of Yellow Wax for Tektronix Phaser 850
2 Dell Optiplex GX 110 Computers
2 Dell Monitors
2 Dell Keyboards
2 Mouse
1 GBC Model Magna Punch w/two hole punch cartridges
1 GBC Model 110EB-2 Comb inserter
1 GBC Modular Series CC2700 Coil inserter

1 Crystal-Vision Series 3000S Shrink Wrap System
1 Franklin Electric Paper Drill Model JO
2 APC Battery Back-UPS
6 HON Filing Cabinets
1 Licenses of Adobe Page Maker 5.0
1 Licenses of Adobe Page Maker 6.5
5 Licenses of Page Maker 6.5
1 Licenses of Page Maker 6.0
7 Licenses of Adobe PhotoShop LE
1 Licenses of Adobe PhotoShop Upgrade 4.0
1 Licenses of Adobe PhotoShop 5.5
1 Macromedia Fireworks 2
1 Adobe Acrobat 3.0
1 Adobe Acrobat Reader
1 Win-NT 4.0 Workstation
1 Freehand Accessory
1 Freehand 7
1 Freehand 5
- All boxes of Courseware & Training materials in Dallas Materials Control
 (MC) center